WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                          Date of Report: May 20, 2004




                               NL INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)



   New Jersey                          1-640                       13-5267260
 (State or other                    (Commission                   (IRS Employer
 jurisdiction of                    File Number)                 Identification
 incorporation)                                                        No.)



      5430 LBJ Freeway, Suite 1700, Dallas, TX                    75240-2697
      (Address of principal executive offices)                    (Zip Code)



                                 (972) 233-1700
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

Item 9:  Regulation FD Disclosure

     Pursuant to Item 9 of this current report, the registrant hereby furnishes the information set forth in the press release issued on May 20, 2004 a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information,  including the exhibit,  the registrant  furnishes in this
Item 9 and  Exhibit  99.1 of this report is not deemed  "filed" for  purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NL INDUSTRIES, INC.
                                           (Registrant)




                                        By:    /s/ Gregory M. Swalwell
                                               ----------------------------
                                               Gregory M. Swalwell
                                               Vice President, Finance




Date:  May 20, 2004



                                INDEX TO EXHIBITS


Exhibit No.      Description
-----------      --------------------------------------------------

99.1             Press release dated May 20, 2004 issued by NL Industries, Inc.